UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 19, 2009
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors of Plains All American GP LLC (the general partner of the sole member of our general partner) met on February 19, 2009 and approved, among other things, the following compensation arrangements for certain of our executive officers.
     Al Swanson, Senior Vice President and Chief Financial Officer, was awarded 35,000 phantom units under our Long-Term Incentive Plan. The phantom units will vest (become payable 1-for-1 of our common units) as follows: (i) one-third will vest upon the later of the May 2011 distribution date and the date we pay a quarterly distribution of at least $0.9375 ($3.75 annualized), (ii) one-third will vest upon the later of the May 2012 distribution date and the date we pay a quarterly distribution of at least $1.00 ($4.00 annualized), and (iii) one-third will vest upon the later of the May 2013 distribution date and the date we pay a quarterly distribution of at least $1.0625 ($4.25 annualized). The phantom units include tandem distribution equivalent rights that vest (distributions become payable as if the underlying common unit were owned) in one-third increments on the dates we pay a quarterly distribution of $0.9125 ($3.65 annualized), $0.9375 ($3.75 annualized) and $1.00 ($4.00 annualized), respectively. Mr. Swanson’s salary was increased to $250,000.
     The salary of John P. vonBerg, Senior Vice President – Commercial Activities, was increased to $250,000.
     Phillip D. Kramer, Executive Vice President, received 7,000 Class B restricted units (the “Granted Units”) of Plains AAP, L.P. (“Plains AAP”), the sole member of our general partner. The Granted Units will become earned (entitled to participate in distributions) in increments of 37.5%, 37.5% and 25% 180 days after the date we pay quarterly distributions of at least $0.9375 ($3.75 annualized), $1.00 ($4.00 annualized) and $1.125 ($4.50 annualized), respectively. Upon the occurrence of a change in control, (i) all earned units will vest (no longer be subject to Plains AAP’s call right), (ii) if prior to the change in control none of the Granted Units have been earned, then 37.5% will vest, (iii) if prior to the change in control 37.5% of the Granted Units have been earned, then an additional 37.5% will vest, and (iv) if prior to the change in control 75% of the Granted Units have been earned, then all remaining Granted Units will vest. All earned units will also vest if they remain outstanding as of January 1, 2016 or if Plains AAP elects not to timely exercise its call right.
     For more information regarding our equity compensation plans, please see our 2007 Annual Report on Form 10-K filed with the SEC on February 29, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: February 25, 2009	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Tim Moore

Name: Tim Moore
Title: Vice President

3